Exhibit 99.1

March 12, 2025

Iris Lan

Designated Agency Ethics Official

National Aeronautics and Space Administration

300 E Street, SW

Washington, DC 20546

Dear Ms. Lan:

The purpose of this letter is to describe the steps that I will take to avoid any actual or apparent conflict of interest in the event that I am confirmed for the position of Administrator of the National Aeronautics and Space Administration (NASA). It is my responsibility to understand and comply with commitments outlined in this agreement.

SECTION 1 – GENERAL COMMITMENTS

As required by the criminal conflicts of interest law at 18 U.S.C. § 208(a), I will not participate personally and substantially in any particular matter in which I know that I have a financial interest directly and predictably affected by the matter, or in which I know that a person whose interests are imputed to me has a financial interest directly and predictably affected by the particular matter, unless I first obtain a written waiver, pursuant to 18 U.S.C. § 208(b)(1), or qualify for a regulatory exemption, pursuant to 18 U.S.C. § 208(b)(2). I understand that the interests of the following persons are imputed to me:

•	Any spouse or minor child of mine;

•	Any general partner of a partnership in which I am a limited or general partner;

•	Any organization in which I serve as an officer, director, trustee, general partner, or employee, even if uncompensated; and

•	Any person or organization with which I am negotiating or have an arrangement concerning prospective employment.

In the event that an actual or potential conflict of interest arises during my appointment, I will consult with an agency ethics official and take the measures necessary to resolve the conflict, such as recusal from the particular matter or divestiture of an asset.

If I have a managed account or otherwise use the services of an investment professional during my appointment, I will ensure that the account manager or investment professional obtains my prior approval on a case-by-case basis for the purchase of any assets other than cash, cash equivalents, investment funds that qualify for the regulatory exemption for diversified mutual funds and unit investment trusts at 5 C.F.R. § 2640.201(a), obligations of the United States, or municipal bonds.

I will receive a live ethics briefing from a member of the ethics office after my confirmation but not later than 15 days after my appointment pursuant to the ethics program regulation at 5 C.F.R. § 2638.305. Within 90 days of my confirmation, I will submit my Certification of Ethics Agreement Compliance which documents my compliance with this ethics agreement.

I will not modify this ethics agreement without your approval and the approval of the U.S. Office of Government Ethics (OGE) pursuant to the ethics agreement requirements contained in the financial disclosure regulation at 5 C.F.R. § 2634.803(a)(4).

SECTION 2 – SHIFT4 PAYMENTS, LLC, SHIFT4 PAYMENTS, INC. AND SUBSIDIARIES

Upon confirmation, I will resign from my positions with Shift4 Payments, LLC and Shift4 Payments, Inc, and its wholly owned subsidiaries:

•	C.C. Productions, LLC

•	CFC & FP Enterprises, LLC

•	Credorax (USA), LLC

•	Pinnacle Hospitality Systems, LLC

•	POSITOUCH, LLC

•	POSTEC, LLC

•	Revel Systems, Inc.

•	Shift4 Corporation

•	Shift4 Payments Finance Sub, Inc.

•	Shift4Shop, LLC

•	The Giving Block Holdings, LLC

•	Micros Retail Systems, LLC

•	Venuenext, Inc

•	S4-ML Holdings, LLC

I hold shares of class A, B and C stock in Shift4 Payments, Inc. and equity units in Shift4 Payments, LLC. I also have a Taxable Receivable Agreement with Shift4 Payments, Inc. Under my employment agreement with Shift4 Payments, LLC, I will be eligible for 36 months from termination of my employment for health insurance benefits and to obtain reimbursement from Shift4 Payments, LLC, for legal, accounting, tax and other advisory fees and expenses I may reasonably incur due to my former employment and equity ownership.

Prior to assuming the duties of the position, I will surrender my majority voting control of Shift4 Payments, Inc. by converting my equity units in Shift4 Payments, LLC, and all B and C Class shares in Shift4 Payments, Inc. including those that are imputed to me, into Class A shares of Shift4 Payments, Inc. which will reduce my voting shares to approximately 25% of the voting shares. At such time, my Taxable Receivable Agreement with Shift4 Payments, Inc. will terminate. I will not participate personally and substantially in any particular matter that to my knowledge has a direct and predictable effect on the financial interests of Shift4 Payments, LLC and/or Shift4 Payments, Inc. unless I first obtain a written waiver, pursuant to 18 U.S.C. § 208(b)(1), or qualify for a regulatory exemption, pursuant to 18 U.S.C. § 208(b)(2). I have verified that I will be able to carry out the conversion of my equity within the timeframe described above.

SECTION 3 – 26 NORTH AVIATION, INC.

I am the director and owner of 26 North Aviation Inc. Upon my confirmation, I will resign my position with 26 North Aviation, Inc. I will continue to have a financial interest in this entity, but I will not provide services material to the production of income. As Administrator, I will not participate personally and substantially in any particular matter that to my knowledge has a direct and predictable effect on the financial interests of 26 North Aviation, Inc. unless I first obtain a written waiver, pursuant to 18 U.S.C. § 208(b)(1).

SECTION 4 – ROOK HOLDINGS, INC. AND SUBSIDIARIES

I am the Director, President, Treasurer and Secretary of Rook Holdings, Inc., and President, Secretary, and Treasurer of its subsidiaries, Rook SPV I, LLC, Rook SPV II, LLC, Rook SPV III, LLC, and Rook SPV IV, LLC. Rook Holdings, Inc., is used solely for the purpose of holding my investments. Rook SPV I, LLC, Rook SPV II, LLC, Rook SPV III, LLC, and Rook SPV IV, LLC are inactive and will remain inactive and will not advertise during my appointment to the position of Administrator. I will not perform any services for Rook SPV I, LLC, Rook SPV II, LLC, Rook SPV III, LLC, and Rook SPV IV, LLC, except that I will comply with any court orders or subpoenas and any requirements involving legal filings, taxes, fees that are necessary to maintain these entities while they are in inactive status. I will not receive any fees for the services that I provide to these entities during my appointment to the position of Administrator. As Administrator, I will not participate personally and substantially in any particular matter that to my knowledge has a direct and predictable effect on the financial interests of any of these entities unless I first obtain a written waiver, pursuant to 18 U.S.C. § 208(b)(1).

SECTION 5 – ROOK AVIATION HOLDINGS, LLC

I am the Managing Member and President of Rook Aviation Holdings, LLC. I am President, CEO, and Director of its subsidiary, Black Diamond Jet Holdco, Inc., and President, CEO, and Managing Member of its subsidiary Black Diamond Jet Holdings, LLC. During my appointment to the position of Administrator, these entities will remain dormant and will not advertise. I will not perform any services for these entities, except that I will comply with any court orders or subpoenas and any requirements involving legal filings, taxes, and fees that are necessary to maintain each entity while it is in inactive status. As Administrator, I will not participate personally and substantially in any particular matter that to my knowledge has a direct and predictable effect on the financial interests of any of these entities unless I first obtain a written waiver, pursuant to 18 U.S.C. § 208(b)(1).

SECTION 6 – ROOK INVESTMENTS, LLC

I will retain my position with Rook Investments, LLC. Rook Investments, LLC, is used solely for the purpose of holding my investments. I will not receive any fees for the services that I provide to this entity during my appointment to the position of Administrator. As Administrator, I will not participate personally and substantially in any particular matter that to my knowledge has a direct and predictable effect on the financial interests of this entity unless I first obtain a written waiver, pursuant to 18 U.S.C. § 208(b)(1), or qualify for a regulatory exemption, pursuant to 18 U.S.C. § 208(b)(2).

SECTION 7 – JDI HOLDINGS, LLC

Upon confirmation, I will resign from my position as Managing Member and President with JDI Holdings, LLC. Prior to assuming the duties of the position as Administrator, I will terminate any and all agreements that JDI Holdings, LLC has with Shift4 Payments, Inc. to provide flight services to Shift4 Payments, Inc., and any agreements it has with FTR Enterprises LLC. As Administrator, I will not participate personally and substantially in any particular matter that to my knowledge has a direct and predictable effect on the financial interests of JDI Holdings, LLC unless I first obtain a written waiver, pursuant to 18 U.S.C. § 208(b)(1).

SECTION 8 – BONE HORSE MARINE, LLC

I am the Managing Member of Bone Horse Marine, LLC. During my appointment to the position of Administrator, this entity will remain dormant and will not advertise. I will not perform any services for this entity, except that I will comply with any court orders or subpoenas and any requirements involving legal filings, taxes, and fees that are necessary to maintain this entity while it is in inactive status. As Administrator, I will not participate personally and substantially in any particular matter that to my knowledge has a direct and predictable effect on the financial interests of this entity unless I first obtain a written waiver, pursuant to 18 U.S.C. § 208(b)(1).

SECTION 9 – BONE HORSE HANGARS, LLC

I am the Managing Member of Bone Horse Hangars, LLC. Upon confirmation, I will resign my position with Bone Horse Hangars, LLC. I will continue to have a financial interest in this entity, but I will not provide services material to the production of income. As Administrator, I will not participate personally and substantially in any particular matter that to my knowledge has a direct and predictable effect on the financial interests of this entity unless I first obtain a written waiver, pursuant to 18 U.S.C. § 208(b)(1), or qualify for a regulatory exemption, pursuant to 18 U.S.C. § 208(b)(2).

SECTION 10 – ROOKX, LLC

I am the Managing Member of RookX, LLC, which has contracts with Space Exploration Technologies Corp. (SpaceX) for space flight services. Upon confirmation, I will terminate all agreements that RookX, LLC has with SpaceX, and all monies that have been paid to SpaceX for services not completed will be refunded to RookX, LLC. I will not participate personally and substantially in any particular matter that to my knowledge has a direct and predictable effect on the ability or willingness of SpaceX, to refund these amounts to RookX, LLC, unless I first obtain a written waiver, pursuant to 18 U.S.C. § 208(b)(1). Pursuant to the impartiality regulation at 5 C.F.R. § 2635.502, until RookX, LLC receives the refund from SpaceX, I also will not participate personally and substantially in any particular matter involving specific parties in which I know RookX, LLC is a party or represents a party, unless I am first authorized to participate, pursuant to 5 C.F.R. § 2635.502(d). The refunds received from the termination of the agreements with SpaceX will be reinvested in non-conflicting passive investments.

Additionally, RookX, LLC retains trademarks on the terms ‘‘Polaris Dawn”, “Polaris Program” and “Polaris Jet”. I, as the managing member of this entity, agree that I will not permit the licensure or other use of these trademarks during my appointment to the position of Administrator. I also agree that any and all websites that have been created to sell and or distribute any merchandise that utilize or advertise these trademarks will be removed from any public or private domains.

RookX, LLC will otherwise remain inactive except to comply with any court orders or subpoenas and any requirements involving legal filings, taxes, and fees that are necessary to maintain this entity.

Upon the termination of and refund for all agreements with SpaceX, I will continue to have a financial interest in RookX, LLC, but I will not receive any fees for the services that I provide to this entity during my appointment to the position of Administrator. As Administrator, I will not participate personally and substantially in any particular matter that to my knowledge has a direct and predictable effect on the financial interests of RookX, LLC unless I first obtain a written waiver, pursuant to 18 U.S.C. § 208(b)(1).

SECTION 11 – ROOK SPACE INVESTMENTS, LLC

I will retain my positions with Rook Space Investments, LLC. During my appointment to the position of Administrator, this entity will remain dormant and will not advertise. I will not perform any services for this entity, except that I will comply with any court orders or subpoenas and any requirements involving legal filings, taxes, and fees that are necessary to maintain this entity while it is in inactive status. As Administrator, I will not participate personally and substantially in any particular matter that to my knowledge has a direct and predictable effect on the financial interests of Rook Space Investments, LLC unless I first obtain a written waiver, pursuant to 18 U.S.C. § 208(b)(1), or qualify for a regulatory exemption, pursuant to 18 U.S.C. § 208(b)(2).

SECTION 12 – OTHER DIVESTITURES

As soon as practicable but not later than 90 days after my confirmation, I will divest my interests in the following entities:

•	AB Volvo

•	AG Mortgage Value Partners, LP.B

•	Alphabet, Inc.

•	Amazon, Inc.

•	Amphenol Corporation

•	Apple, Inc.

•	AT&T, Inc.

•	BAE System, PLC

•	Blackstone Alternatives Solutions IV LP

•	Blackstone Horizon Fund

•	Blackstone Strategic Partners Secondaries VI Trust A

•	Blue Owl Capital Corporation

•	BREP Europe IV 2014 Extension Trust Class A

•	Fedex Corporation

•	FS KKR Capital Corporation

•	GSO Mezzanine Finance Trust II Class B

•	HedgeForum Third Point, LLC

•	Honeywell International

•	Howmet Aerospace, Inc.

•	Johnson Controls Intl. PLC

•	JPMorgan Chase & Co.

•	Mercedes Benz Group AG

•	Microsoft Corporation

•	Netflix, Inc.

•	Nike, Inc.

•	Nvidia Corporation

•	Procter & Gamble, Co.

•	Rivian Automotive, Inc.

•	Schlumberger LTD

•	ServiceNow, Inc.

•	Shell PLC

•	Siemens AG

•	Softbank Corporation

•	Southwest Airlines Co.

•	Strategic Partners IX AIV, LP

•	Strategic Partners IX, LP

•	Strategic Partners Real Estate VII LP

•	Tesla, Inc.

•	Thermo Fisher Scientific, Inc.

•	Toyota Motor Corporation

•	United Airlines Holdings, Inc.

•	United Parcel Service, Inc.

•	Verizon Communications, Inc.

•	Walt Disney, Co.

With regard to each entity listed in this section, I will not participate personally and substantially in any particular matter that to my knowledge has a direct and predictable effect on the financial interests of the entity until I have divested it, unless I first obtain a written waiver, pursuant to 18 U.S.C. § 208(b)(1), or qualify for a regulatory exemption, pursuant to 18 U.S.C. § 208(b)(2).

I understand that I may be eligible to request a Certificate of Divestiture for qualifying assets and that a Certificate of Divestiture is effective only if obtained prior to divestiture. Regardless of whether I receive a Certificate of Divestiture, I will ensure that all divestitures discussed in this agreement occur within the agreed upon timeframes and that all proceeds are invested in non-conflicting assets. I understand that I must submit my request for a Certificate of Divestiture to allow for adequate time for OGE to process the Certificate of Divestiture and in order to divest assets within the agreed upon timeframe.

I (including my spouse and minor children) will not repurchase any asset I was required to divest without consulting with my agency ethics official and the U.S. Office of Government Ethics.

In addition to divestitures required above, I will divest all individual stocks and bonds held in accounts I have identified in my public financial disclosure report as U.S. Brokerage accounts numbers 2 and 4, other than my holdings in Shift4 Payments, Inc. I understand that I will not be eligible for a certificate of divestiture for holdings not listed above.

SECTION 13 – PUBLIC POSTING

I have been advised that this ethics agreement and the Certification of Ethics Agreement Compliance will be posted publicly, consistent with the public information law at 5 U.S.C. § 552, on the website of the U.S. Office of Government Ethics with ethics agreements of other presidential nominees who file public financial disclosure reports.

Sincerely,

Jared T. Isaacman